*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
SCOLR Pharma
2008 Annual Meeting of Stockholders

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
 Forward-Looking Statements
▪ This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
 including without limitation statements about our product
 development programs and timelines, that involve significant risks and uncertainties. These statements represent management’s
 present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-looking
 statements.
▪ Please refer to the risk factors and other cautionary language included in our reports and other filings with the Securities and
 Exchange Commission and available on our website.
▪ We assume no obligation to update these forward-looking
 statements.

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
Progress Since Last Annual Meeting
■ Completed two of three product performance pivotal trials
 to evaluate the safety and efficacy of SCOLR’s 12 hour
 CDT-Ibuprofen tablet
■ Continued preparations for submission of SCOLR’s first
 ANDA for 12 hour CDT-Pseudoephedrine tablet
■ Entered into a collaboration and license agreement with Dr
 Reddy’s laboratories for the development and
 commercialization of an undisclosed oral prescription drug
■ Completed initial CDT formulations and preclinical
 evaluations on Peramivir
■ Completed internal development of SCOLR’s prototype
 once-daily CDT-based risperidone and rivastigmine
 formulations
■ Received fifth patent under CDT platform

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
Progress Since Last Annual Meeting
■ Expanded Perrigo collaboration with introduction of fifth
 CDT-based nutritional product
■ Renewed collaboration agreement with consumer products
 company on undisclosed application of CDT technology
■ Added new directors to board further enhancing
 pharmaceutical industry experience
■ Advanced discussions with potential partners
■ Completed registered direct offering for gross proceeds of
 $4.1 million in December 2007
■ Completed $4.1 million lease buyout agreement and
 identified new premium lab space at reduced cost
■ Streamlined operations and expenses in order to fund
 business through 2009

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
*Kalorama Information 2007 (Cited by In-Pharma
Technologist.com 1-17-2007
SCOLR Pharma: A Differentiated Oral Drug Delivery
Company
▪ Proprietary, validated technology - CDT® platform
 ▪ Greater extended-release flexibility
 ▪ Enhanced bioavailability
 ▪ Less complex/cost-effective formulations
▪ Develops, licenses and commercializes novel products with
 significant market potential
 ▪ Distributed risk pipeline of internal and partnered targets with significant market potential
 ▪ Significant partnerships include
 ▪ Dr. Reddy’s
 ▪ BioCryst Pharmaceuticals
 ▪ Perrigo
 ▪ Market is forecast to increase 48% to reach $52.1 billion in revenues by 2010*

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
CDT® - A Better Oral Drug Delivery Alternative
▪ New generation of less complex, cost-effective tablet/capsule formulations
▪ Uses standard GRAS ingredients and equipment
▪ Based on a portfolio of 5 recently issued and pending patents for
 ▪ Robust, predictable and programmable extended-release
 ▪ Improved solubility/absorption/permeability/consistency
 ▪ Gastro-intestinal (GI) stable formulations
▪ Applicable to broad range of drug types and classes and consumer products
▪ 18 validating clinical studies, n > 550
▪ Successful commercialization/scale-up > 250 million tablets shipped

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
Important Current Collaborations Expand Pipeline
Potential
▪ Dr. Reddy’s Laboratory (DRL) - Collaboration & License Agreement
 ▪ Develop/commercialize CDT-based cardiopulmonary drug
▪ BioCryst Pharmaceuticals - Research Collaboration
 ▪ Develop an oral formulation of Peramivir, an injectible drug currently under development by BioCryst for the treatment of seasonal and life threatening influenza, including the avian flu
▪ Perrigo Company- Development and Distribution Alliance
 ▪ 5 CDT-based nutraceutical products currently on the market
 ▪ Largest provider of store brand nutritional and over-the-counter
 (OTC) pharmaceutical products in the U.S.
▪ Global Consumer Products Company - Collaboration Extended 12/07
 ▪ Novel application of SCOLR technology for existing global consumer product

SCOLR Pharma, Inc. Amex: DDD

	SCOLR (CDT®)	Alza (OROS®)	Biovail (FUZE®)	Flamel (Micropump®)	Pacira Former Skyepharma (GeoMatrix®)	Labopharm (Contramid®)
Wide Range of Drugs Tested	Yes (Over 40)	Yes	No	Yes	Yes	No
Mode of Action	Hydrophilic matrix, swellable polymer matrix	Reservoir device, osmotic pump	Multi-particulate, erosion, dissolution	Multi-particulate, erosion, dissolution	Multi-layered tablet, hydrophilic matrix, swellable polymer matrix	Hydrophilic matrix, swellable polymer matrix
Estimated Manufacturing Steps	**2-3**	**18 or more**	**36 or more**	**Numerous for micro-bead**	**12 or more**	**Numerous for polymer 3-4, tablet**
Limitations* ***As compared with SCOLR's CDT Matrix Technology**		Complex, payload restrictions, fragile, short exclusivity	Multiple manufacturing steps, complex processes	Multiple manufacturing steps, complex processes	Specialized manufacturing equipment, complex	Special engineered polymer, limited source, availability and application

June 5, 2008
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8

CDT Difference: Broadly Applicable, Flexible, Cost-Effective Sustained Release

SCOLR Pharma, Inc. Amex: DDD

	SCOLR (CDT®)	Elan (Nanocrystal)	Nano/Micron Milling	Cydex (Inclusion complex)	Altair (Ti Nanosphere)	Solid Dispersion
Process Description	Hydrophilic matrix, swellable polymer matrix	Super critical fluid process, re-formation of nanometer sized drug crystals	Mill the drug down to the sub-micron size in order to increase surface area for enhanced solubility	Cyclodextrin inclusion complex. "Mask" the insoluble drug by incorporating into a soluble sugar ring	Engineered nano sphere. Drug is applied onto the surface, or inside	Suspend drug into inert/soluble matrix in order to prevent agglomeration during hydration
Estimated Level of Complexity	**Low**	**High**	**High**	**High**	**High**	**Medium**
Comments	Simple granulation, can be incorporated into tablets or capsules	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Used alone or in combination. Often needed to prevent agglomeration

June 5, 2008
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9

CDT Difference: Less Complex Solubility/Absorption Enhancement

SCOLR Pharma, Inc. Amex: DDD

Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT – 12 hour Ibuprofen	OTC Analgesic	- 1st extended-release OTC ibuprofen - 1 tablet vs. 3 every 12 hrs. - Lower cost - Patent protected	- Reacquired rights - Multiple pilot trials completed - 2 Pivotal trials completed - 3rd Pivotal trial planned in 2008 - Use and label studies pending further FDA guidance - NDA 505(B)2 planned 2009	$ 8.0 billion (Global OTC analgesic)
CDT – 12 hour Pseudoephedrine	OTC Decongestant	- 1/3rd size of current OTC products - Lower cost - Patent protected	- ANDA trials completed - ANDA submission planned for later half of 2008	$ 1.0 billion (combined global market)

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.
10

Notes: (1) Market Data Sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
Current OTC Development Targets
$9 billion Combined Market(1)

Motrin IB
Advil
TEST
BRUFEN RETARD
200mg IR
Motrin®
200 mg IR
Advil®
SCOLR CDT®
600mg ER
Brufen Retard
800mg ER
Motrin® Rx
600mg IR

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
Rx products for size reference
only
6 tabs/24 hr
6 tabs/24 hr
2 tabs/24 hr
Not Available in US
SCOLR CDT-Ibuprofen: First 12-hour Extended-Release
Tablets
CDT tablets compared to existing immediate-release tablets

SCOLR Pharma, Inc.
Amex: DDD

Study AAi-US-577
Least-Squares Mean Ibuprofen Plasma Concentrations (N=35)

Plasma Concentrations of Ibuprofen [µg/mL]
25
20
15
10
5
0
Min. Effective Concentration
0
5
10
15
20
Time (hours)
B = REFERENCE-FASTED
A = TEST-FASTED

as reported by AAI Pharma, Inc. Contract Clinical Research

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.
12

12hr CDT- Ibuprofen bioequivalent to 3 IR Tablets
▪ Repeated clinical results from prior trials - Consistency in data
▪ Pivotal Clinical results - “SCOLR test formulation can be clinically substituted with the reference listed drug.”

SCOLR Pharma, Inc. Amex: DDD

fractional release (%)
time (h)
0
0.2
0.4
0.6
0.8
1
1.2
0
2
4
6
8
10
12
14
16
Lot 0601126 (1.25% coat) at 61 days (near dosing date)
Lot 0603039 (1.25% coat, printed) - Representative time zero performance
Lot 0600175 (1.25% coat, printed) at 340 days
Lot 06000175 (1.25% coat, printed) at 806 days
IBU
Ibuprofen tablet
4-IBAP standard
AU
Minutes
Undetectable impurity level compared to standard

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.
13

SCOLR CDT-Ibuprofen: Demonstrated Stability over 2 years
Undetectable
impurity level
compared to
standard
No detectable impurities
No change in tablet performance

SCOLR Pharma, Inc. Amex: DDD

MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS
Under Fasted Conditions
Concentration (ng/ml)
Hours After Dose
TEST
REFERENCE
Perrigo 12 hr.
CDT® 12 hr.
~1200mg
~350mg
0
50
100
150
200
250
300
350
0
2
4
6
8
10
12
14
16
18
20
22
24

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.
14

N=26 subjects
as reported by
AAIPharma
CDT-Pseudoephedrine: Offers Same Drug Load with Smaller,
More Cost-Effective Tablets
Initial CDT-Pseudoephedrine testing bioequivalent to Sudafed® 12 hour (Reference Product)

SCOLR Pharma, Inc. Amex: DDD

Lead Products	Application	Potential Advantages	Status	Current Market Estimate[1]
CDT – IR Raloxifene	Rx Osteoporosis	- Less drug for similar results[2] - Simplified manufacturing - Lower cost - Patent protected	- 2 Human studies completed - Results positive - Reviewing clinical requirements for regulatory approval with FDA	$ 1.0 billion (Global)
CDT – 24 hour Ondansetron	Rx Anti-Nausea	- 1 tablet vs. 3 every 24 hrs. - Simplified manufacturing - Lower cost - Patent Protected	- 2 Human studies completed - Results Positive - Reviewing clinical requirements for regulatory approval with FDA	$ 1.6 billion (Global)
BioCryst Collaboration: CDT – Neuraminidase Inhibitor (Peramivir)	Rx Flu Treatment	-Convert current injectible product to oral tablet - Ease of administration - Consumer compliance - Broad application	- Initial animal studies completed - Evaluation in progress - Next stage of collaboration pending	> $1.0 billion (Global)
DRL Collaboration: Undisclosed CDT-based Rx target	Cardiopulmonary	- Lower cost - Patent protected - Other non-disclosed	- Initial formulation completed - Product transfer initiated	Undisclosed

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.
15

Notes: (1) Market data sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
 (2) Based on animal and clinical study results
Current Rx Development Targets
$ 3.6 billion Combined Market(1)

SCOLR Pharma, Inc. Amex: DDD

Lead Products	Application	Potential Advantages	Status	Current Market Estimate[1]
CDT – 24 hour Risperidone	Rx schizophrenia and bipolar mania management	-1 tablet vs. 2 every 24 hrs. - Simplified manufacturing - Lower cost - Patent protected	-Pilot Formulation work completed -Pilot clinical trials pending financing	$ 1.8 billion (Global)
CDT – 24 hour Rivastigmine	Rx Alzheimer's Disease	- 1 tablet vs. 2 every 24 hrs. - Improved convenience - Patent protected	- Pilot Formulation work completed -Pilot clinical trials pending financing	$ 0.5 billion (Global)

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.
16

Notes: (1) Market data sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
New Rx Development Targets
$2.3 billion Combined Market(1)

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
2008 Strategic Growth Initiatives
▪ Complete pivotal trials and label comprehension study
 for 12 hour CDT-Ibuprofen
▪ Submit ANDA for 12 hour CDT-Pseudoephedrine
▪ Expand Nutritional “All Day” product suite
▪ Advance existing portfolio targets
▪ Apply CDT platform to new targets
▪ Enter new alliance and partnership agreements
▪ Build intellectual property estate/portfolio
▪ Complete $4.1 million lease buyout and relocate
 facility

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
Management
▪ Daniel O. Wilds, President, CEO and Director, appointed 2003
 ▪ Previously, Chairman, President and CEO of Northwest Biotherapeutics,
 President and CEO of Shiloov Biotechnologies (USA), Adeza Biomedical and
 Medisense, President of Baxter’s Chemotherapy Service, and President and
 COO of Travenol-Genetech, a joint venture between Baxter International and
 Genentech
▪  Alan M. Mitchel, Sr. VP Business & Legal Affairs and CLO, appointed
 2005
 ▪ Extensive legal, business and corporate finance experience most recently at
 Gray Cary, Former outside counsel for SCOLR
▪ Stephen J. Turner, VP Research and Development, CTO, appointed 2003
 ▪ Employed in positions of increasing responsibility at SCOLR since 1999. Built
 SCOLR’s R&D and Information Technology Functions
▪ Richard M. Levy, CPA, VP of Finance, CFO, appointed 2006
 ▪ Previously Corporate Controller for Safeco Insurance, CFO for the Specialty
 Finance Segment and Corporate Controller for Washington Mutual Bank,
 Senior Vice President and Controller of Texas operations at Bank of America
▪ Tanya M. Raco, Assoc. VP of Regulatory and Quality Affairs, appointed
 2006
 ▪ Employed in positions of increasing responsibility at SCOLR since 1997. Built
 SCOLR’s Regulatory and Quality Assurance Functions

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
Balance Sheet and Capital Structure
Balance Sheet Data
March 31, 2008    (In Thousands)
Cash and cash equivalents             $ 9,500
Settlement from lease buyout (April, 2008)           4,100
                Total  $13,600
Working Capital                $  9,500
Total Assets               11,300
Total Debt            171
        (In Millions)
Common Shares Outstanding                    41.1
Fully - Diluted Shares                     48.4

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD
®
SCOLR Pharma
 Well Positioned for the Future
▪ Large, growing markets
▪ Unique, broadly applicable, patented technology platform
 with important benefits
▪ Expanding prescription and OTC pipeline with multiple
 clinical and pre-clinical candidates
▪ Royalty revenues from existing products
▪ Value driving milestones
▪ Experienced management team

SCOLR Pharma, Inc. Amex: DDD

OTC Targets	Indication	Status			Comments
		Pre-clinical	Phase I/II	Phase III	
12 hr. CDT® - Ibuprofen	Analgesia				2 Pivotal - Phase III trials completed. 3rd Pivotal - Phase III trial planned 2008. Additional use and label studies pending FDA guidance.
12 hr. CDT® - Pseudoephedrine	Cough/Cold				ANDA Submission planned in second half of 2008
Rx Targets					
Raloxifene - IR	Osteoporosis				Two pilot trials completed, Pivotal trial requirements being evaluated
Ondansetron - 24 hour	Chemo-induced nausea, vomiting				Two pilot trials completed, Pivotal trial requirements being evaluated
Risperidone - 24 hour	Schizophrenia, bipolar mania				Pilot formulation work completed, trials pending financing
Rivastigmine - 24 hour	Alzheimer's Disease				Pilot formulation work completed, trials pending financing
Peramivir (BioCryst) - IR	Influenza				Animal evaluations completed. Next stage of collaboration pending
Cardiopulmonary Drug (Dr. Reddy's)	**Confidential**				

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.

Growing OTC & Rx Pipeline with Market > $15 B

SCOLR Pharma, Inc. Amex: DDD

CDT® Dietary Supplements Extended-Release	Indication	Status			Comments
		Formulation	Scale-Up	Marketed	
Glucosamine - Chondroitin	Nutritional Supplement				Introduced, Q-1, 2006
Glucosamine - Chondroitin - MSM	Nutritional Supplement				Introduced, Q-4, 2006
Glucosamine Complex	Nutritional Supplement				Introduced, Q-4, 2006
Glucosamine - Chondroitin (Low Sodium)	Nutritional Supplement				Introduced, Q-4, 2006
Calcium w/ Vitamin D	Nutritional Supplement				Introduced, Q-2, 2007
Niacin	Nutritional Supplement				Licensed, Q-1, 2008
Other(s)	Nutritional Supplement	Confidential			
Consumer Products					
Undisclosed Application	Confidential				Formulation development and evaluation in progress

June 5, 2008
Copyright©2008, SCOLR Pharma, Inc.
22

Consumer Product Pipeline with Markets > $ 2 B

*Copyright©2008, SCOLR Pharma, Inc.

*June 5, 2008
SCOLR Pharma, Inc.
 Amex: DDD